UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 31, 2016
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2016-C33
(Central Index Key Number 0001668931)

(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Ladder Capital Finance LLC
(Central Index Key Number 0001541468)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

C-III Commercial Mortgage LLC
(Central Index Key Number 0001541214)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)

National Cooperative Bank, N.A.
(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-04	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina		28288-1066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 31, 2016, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of March 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2016-C33, Commercial Mortgage Pass-Through Certificates, Series 2016-C33.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Sanofi Office Complex” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Sanofi Office Complex Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.3.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “225 Liberty Street” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of February 6, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Trimont Real Estate Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator (the “LBTY 2016-225L Trust and Servicing Agreement”), and the 225 Liberty Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.4.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $622,301,000, were sold to Wells Fargo Securities, LLC (“WFS”), Academy Securities, Inc. (“Academy”), Deutsche Bank Securities Inc. (“DBSI”) and Natixis Securities Americas LLC (“Natixis Securities” and, together in such capacity with WFS, Academy and DBSI, the “Underwriters”), pursuant to the underwriting agreement, dated as of March 18, 2016 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and WFB.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On March 31, 2016, the Registrant also sold the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $89,918,087, to WFS, Academy, DBSI and Natixis Securities (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of March 18, 2016, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2016-C33 (the “Issuing Entity”), a common law trust fund formed on March 31, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 79 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Wells Fargo National Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of March 18, 2016, between the Registrant and WFB, (ii) Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of March 18, 2016, among the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (iii) Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of March 18, 2016, between the Registrant and Rialto; (iv) C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of March 18, 2016, between the Registrant and C-III; (v) Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of March 18, 2016, between the Registrant and Natixis; and (vi) National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of March 18, 2016, between the Registrant and NCB.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated March 23, 2016 and as filed with the Securities and Exchange Commission on March 31, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

On March 31, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $622,301,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $6,961,379, were approximately $695,826,256. Of the expenses paid by the Registrant, approximately $63,400 were paid directly to affiliates of the Registrant, $2,339,668 in the form of fees were paid to the Underwriters, $477,489 were paid to or for the Underwriters and $4,080,822 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of March 18, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Academy Securities, Inc., Deutsche Bank Securities Inc. and Natixis Securities Americas LLC, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of February 6, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Trimont Real Estate Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator.
Exhibit 4.3	Co-Lender Agreement, dated as of March 31, 2016, between the holders of the Sanofi Office Complex Pari Passu Companion Loans and the holder of the Sanofi Office Complex Mortgage Loan, relating to the relative rights of such holders of the Sanofi Office Complex Whole Loan.
Exhibit 4.4	Co-Lender Agreement, dated as of February 6, 2016, between the holders of the 225 Liberty Street Pari Passu Companion Loans, the holders of the 225 Liberty Street Subordinate Companion Loans and the holder of the Sanofi Office Complex Mortgage Loan, relating to the relative rights of such holders of the 225 Liberty Street Whole Loan.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 31, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 31, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 23, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, among Ladder Capital Finance LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, between Natixis Real Estate Capital LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2016	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of March 18, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Academy Securities, Inc. Deutsche Bank Securities Inc. and Natixis Securities Americas LLC as underwriters, and Wells Fargo Bank, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of February 6, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Trimont Real Estate Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator.	(E)
4.3	Co-Lender Agreement, dated as of March 31, 2016, between the holders of the Sanofi Office Complex Pari Passu Companion Loans and the holder of the Sanofi Office Complex Mortgage Loan, relating to the relative rights of such holders of the Sanofi Office Complex Whole Loan.	(E)
4.4	Co-Lender Agreement, dated as of February 6, 2016, between the holders of the 225 Liberty Street Pari Passu Companion Loans, the holders of the 225 Liberty Street Subordinate Companion Loans and the holder of the Sanofi Office Complex Mortgage Loan, relating to the relative rights of such holders of the 225 Liberty Street Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 31, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 31, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 23, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, among Ladder Capital Finance LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.5	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, between Natixis Real Estate Capital LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated as of March 18, 2016, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)